CONSIDERATION PAYABLE	12 Months Ended
Dec. 31, 2014
CONSIDERATION PAYABLE [Abstract]
CONSIDERATION PAYABLE
3.	CONSIDERATION PAYABLE

On October 15, 2009, the Company entered into an agreement with DMG to acquire a 100% equity interest in DMG (the "DMG Acquisition"). The acquisition was completed in January 2010. The total fair value of consideration on the acquisition date of $166,534,458 is payable by means of cash and/or the Company's common shares to the selling shareholders of DMG in three instalments over two years, including an initial instalment of $100,000,000 payable at the closing of the transaction. The initial instalment of consideration consists of payment of $40,000,000 in cash (the " First Cash Instalment") and the delivery of 8,476,013 common shares of the Company. The agreement specifies that the two subsequent instalments of $30,000,000 each, in which $20,000,000 will be payable in cash and $10,000,000 will be payable, at the election of the selling shareholders of DMG, either in cash or in common shares of the Company, is due on the first and second anniversaries of the closing of the transaction, which is in 2011 and 2012, respectively. The 8,476,013 common shares issuable to the selling shareholders of DMG under the initial instalment are subject to a one-year lock-up period. For the $10,000,000 payable in cash or in common shares of the Company in each of the two subsequent instalments, if the selling shareholders of DMG elected to receive common shares, the agreement specifies that these common shares are to be subject to a lock-up period of 3 months from the date of issuance.

Pursuant to the agreement, the Group placed $40,000,000 in the designated escrow account in 2009, $36,000,000 of which was subsequently released as payment for the First Cash Instalment during the year ended December 31, 2010. The remaining deposit of $4,000,000 was released to the selling shareholders of DMG by the escrow agent within prepaid expenses and other current assets (see Note 5) as of December 31, 2013. Upon release, the remaining deposit is offset against the current portion of consideration payable relating to the first instalment of consideration. The Company issued 8,476,013 new common shares in 2011 for the DMG Acquisition, 7,628,412 common shares of which have been released to the selling shareholders of DMG in 2011, while the remaining 847,601 common shares have not been released to the selling shareholders of DMG as of December 31, 2013 as a result of the litigation with the selling shareholders of DMG as set out in Note 19(c).

The second and third instalments of consideration with total amount of $60,000,000 and the remaining deposit of $4,000,000 for the DMG Acquisition were recorded within current portion of consideration payable on the consolidated balance sheet as of December 31, 2013.

On April 30, 2014, the Company entered into Settlement Arrangement (as defined in Note 19(c)) with the Former DMG shareholders to settle the litigation with them. Under the Settlement Arrangement, the Company agrees to (a) release the entire amount of the indemnity escrow fund currently deposited in the designated escrow account (consisting of $4,000,000 and 847,601 common shares of the Company, to be converted to ADSs, plus interest accrued), (b) pay $12,000,000 cash, including the funds of $4,500,000 held by the Sheriff as set out in Note 19(c) to the Former DMG Shareholders and (c) issue the convertible promissory notes with principal amount of $58,000,000 to the Former DMG Shareholders. As of 31 December 2014, all consideration payable are settled.